Exhibit 10.48

May 10, 2011

The Coast Distribution System, Inc.

350 Woodview Avenue

Morgan Hill, California 95037

Re:	Eighth Amendment

Ladies and Gentlemen:

The Coast Distribution System, Inc., a Delaware corporation (“Coast Delaware”), United Sales & Warehouse of Texas, Inc., a Texas corporation (“United Sales”), C/P Products Corp., an Indiana corporation (“C/P”), Mohawk Trailer Supply, Inc., a New York corporation (“Mohawk”), and Les Systemes De Distribution Coast (Canada) Inc. The Coast Distribution System (Canada) Inc., a corporation organized under the laws of the Province of Quebec (“Coast Canada”) (Coast Delaware, United Sales, C/P, Mohawk, and Coast Canada are referred to individually as “Borrower” and collectively as “Borrowers”), and Bank of America, N.A., (in its individual capacity, “US Lender”), acting by and through Bank of America, N.A., a national banking association, as agent for US Lender (in such capacity, “Agent”) and Bank of America, N.A. (acting through its Canada branch) (“Canadian Lender”), (US Lender, acting through Agent, and Canadian Lender are referred to collectively as “Lender”), have entered into that certain Third Amended and Restated Loan and Security Agreement dated August 30, 2005 (the “Security Agreement”). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an “Amendment” and collectively the “Amendments”) to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the “Agreement”). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Agreement hereby is amended as follows:

(a)	Subsection 4(c)(v) is hereby amended and restated in its entirety as follows:

(c)(v) Amendment Fee. Borrowers shall pay to Lender a one time fee of Ten Thousand and No/100 Dollars ($10,000.00) which shall be fully earned and payable on the date hereof.

(b)	Subsection 14(a) of the Agreement is hereby amended and restated in its entirety as follows

(a)	Fixed Charge Coverage Ratio.

Borrowers shall not permit their Fixed Charge Coverage Ratio for each period set forth below to be less than the ratio set forth below for the corresponding period set forth below:

Period	Ratio

For the 12 month period ending on December 31, 2010	1.10:1.0
For the 12 month period ending on June 30, 2011 and for each twelve (12) month period ending on the last day of each fiscal quarter thereafter	1.10:1.0

2. Borrowers represent and warrant to Lender that this Amendment has been approved by all necessary corporate action, and each individual signing below represents and warrants that he or she is fully authorized to do so.

3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated by this Amendment, the Agreement and all Exhibits thereto are ratified and confirmed by Borrowers and Lender and remain in full force and effect in accordance with their terms.

4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same agreement. This Amendment may be delivered by facsimile, and when so delivered will have the same force and effect as delivery of an original signature.

5. Borrowers shall reimburse Lender for all reasonable attorney’s fees (whether for internal or outside counsel) incurred by Lender in connection with the documentation and consummation of this Eighth Amendment to the Agreement.

(Remainder of page intentionally blank; signatures follow)

LENDER:

BANK OF AMERICA, N.A., as Agent

By:	/s/ JOHN W. MUNDSTOCK

Title:	Senior Vice President

BANK OF AMERICA, N.A., as U.S. Lender

By:	/s/ JOHN W. MUNDSTOCK

Title:	Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Lender

By:	/s/ MEDINA SALES De ANDRADE

Title:	Vice President

BORROWERS:

THE COAST DISTRIBUTION SYSTEM, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer

UNITED SALES & WAREHOUSE OF TEXAS, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer

C/P PRODUCTS, CORP.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer

MOHAWK TRAILER SUPPLY, INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer

LES SYSTEMES DE DISTRIBUTION COAST (CANADA) INC. THE COAST DISTRIBUTION SYSTEM (CANADA) INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer

GUARANTOR’S ACKNOWLEDGMENT

The undersigned guarantor acknowledges that Bank of America, N.A., (in its individual capacity, “US Lender”), acting by and through Bank of America, N.A., as agent for US Lender (in such capacity, “Agent”) and Bank of America, N.A. (acting through its Canada branch), (“Canadian Lender”) (US Lender, acting through Agent, and Canadian Lender are referred to collectively as “Lender”) have no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing Eighth Amendment (the “Eighth Amendment”) to the Third Amended and Restated Loan and Security Agreement dated August 30, 2005, as amended, modified or supplemented from time to time. The undersigned guarantor nevertheless: (i) acknowledges and agrees to the terms and conditions of the Seventh Amendment; and (ii) acknowledges that its guaranty remains fully valid, binding, and enforceable.

9002-1288 QUEBEC INC.

By:	/s/ SANDRA A. KNELL

Title:	Executive Vice President and Chief Financial Officer